EXHIBIT 10.2
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                                  Confidential
                                 DEAL MEMORANDUM

That the following parties hereby enter into this deal memorandum which memorializes the intent of the parties and the terms that they have agreed to acquire 80,000,000 common shares, $0.00l par value of:

SELLER:
-------
                       NEVADA HOLDING GROUP, INC., (NVHG)
                             2750 West Wigwam Avenue
                                   Suite 2222
                             Las Vegas, Nevada 89123
                           (702) 837-9393 IRS Fed ID #
                                   88-0440989
                         COMMISSION FILE NUMBER: 0-32321

BUYER:
------
                                  NETTER., LLC.
                            A New Jersey corporation
                            522 U.S. Highway 9, I~192
                         Englishtown~, New Jersey 07726

The parties agree that they will enter into an additional fonnal business agreement at a later date, which will contain the following minimum terms. If any terms are not specifically defined in this memorandum the parties shall negotiate such, at a later date, and include the additional terms in the final business agreement. lithe parties do not negotiate additional terms than this document will control and be binding on the parties.


Parties to Agreement
--------------------

          NVHG --common stock of which is to be acquired- Seller! NVHG
              Netter, LLC and News USA! Henry Val & partners BUYERS

Issuer:
                           NEVADA HOLDING GROUP, INC.
                             2750 West Wigwam Avenue
                                   Suite 2222
                             Las Vegas, Nevada 89123
                                 (702) 220-3120

Structure:
                            Stock Purchase Agreement
Deal Memorandum
Page 2 of 4
March 30, 2003


Financial and Business Terms

     1 NVHG has increased its authorized stock to 200,000,000 per amended Articles of Incorporation filed with the Secretary of State of Nevada on February 3,2003.

     2 NVHG shall issue 80,000,000 "Restricted" common shares $0.00! par value in the name of a BUYERS

     3 BUYERS shall purchase said shares and pay $80,000.00 in full no later than 120 days from the date of this agreement. The Corporate obligations of NVHG are to be paid directly to the vendors. The vendors obligations are part of the $80,000.00.

     4 BUYERS shall not reverse split the common shares of NVHG for a period of 180 days from the date of transaction described herein.

     5 NVHG shall bring all of its books and records up to date. NV}IG will provide a complete list of accounts payable to be paid from the $80,000.00 proceeds of this transaction (attached as Exhibit "A").

     6 At the time of the closing current Board of Directors shall appoint new Officers and Directors.

     7 At the time of the closing current Board of Directors shall resign as well as its officers and allow new Board to appoint new Officers.

     8 SELLERS shall cover cost, fees and / or expenses of any representatives, brokers, finders, consultants or any other entity or individual claiming to have participated in this proposed stock purchase transaction. These fees are included in the list of corporate obligations attached.

Warranties
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     NVHG has delivered all the books and records for review. At the time of the closing company shall have no assets and no liabilities except for the attached listing. The BUYERS are assuming all the liabilities of NVHG will disburse directly to the vendors. There will be no other open or pending financial transactions.

Shares of NVHG shall be new shares from the treasury of the company. BUYERS shall bear all of its legal and accounting expenses. All of the transaction discussed herein shall be dully approved by the Board of Directors of the NVHG. NVHG shall hold BUYERS harmless from any claims from any brokers, finders, consultants or any other individuals or entities maldng claims for this transaction.

Deal Memorandum
Page 3 of 4
March 30, 2003


Remedies
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All specific  remedies  provided for in this  Agreement  shall be cumulative and shall not be exclusive of one another or of any other remedies available in law or equity. Failure of the parties to insist upon strict performance of any of the covenants or ternis hereof to be performed by the parties shall not be construed to be a waiver of any such other covenants or terms.

General Provisions
------------------

The parties agree that said agreement is preliminary and that said agreement may be assigned to other parties or corporations to be formed or designated by the parties. All benefits of said agreement shall be binding upon the parties and assigns. Further all parties agree to execute all necessary documents to consummate the terms and intent of this agreement.

Whenever notice is required to be given under this Agreement, it shall be deemed to be good and sufficient notice if in writing, signed by an officer or an authorized agent af the party serving such notice and sent by telegram, fax, or mailed by registered or certified mail, to the other party at the address stated above unless notification of a change of address is given in writing. For purposes of notice provided, the date received shall be three (3) days after mailing and two (2) days after telegram or fax.

This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no representations, warranties, promises, covenants or understandings other than those herein contained. The parties agree that this agreement contains the intent of the parties and that the parties must agree upon additional terms. The parties agree to negotiate in good faith.

This Agreement shall be construed in accordance with the laws of the state of New York. In the event that any of the paragraphs or particular terms or conditions set forth within any paragraphs are held to be unenforceable by a court of record with competent jurisdiction, such paragraph or particular term of condition therein shall be deemed to be stricken from this Agreement within the jurisdiction of such court and the Agreement shall otherwise remain in full force and effect in such jurisdiction and in its entirety in other jurisdictions.

Deal Memorandum
Page 4 of 4
March 30, 2003



Both parties acknowledge and consent that any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled as follows: First, the parties agree to submit such controversy to mediation by a neutral mediator to be agreed upon by the parties. If such controversy cannot be settled by mediation then they shall submit to binding arbitration in accordance with the Rules of the American Arbitration Association, New Jersey is as to location, The judgment upon the award rendered by the arbitrator(s) may be entered in any court having the jurisdiction thereof.


IN WITNESS WHEREOF, the parties hereto have signed by their duly authorized officers as of the 30th day of March 2004.

NEVADA HOLDING GROUP, INC
For the Company and on behalf of the Board of Directors


By:
Thomas R. Meinders
Chairman of the Board, Chief Executive Officer,
President and Chief Financial Officer
Date: March 30, 2004


NETTER, LLC


By:
Henry Val
Chief Executive Officer
Date:

                           NEVADA HOLDING GROUP, INC.
                             (A Nevada Corporation)


                         UNANIMOUS CONSENT OF DIRECTORS

     The undersigned, constituting all of the members of the Board of Directors of Nevada Holding Group, Inc., a Nevada corporation (the "Corporation") do hereby adopt, ratify and consent to the following resolutions:

     RESOLVED, that it is in the best interests of the Corporation to and the Board of Directors hereby directs the officers and directors of the Corporation to authorize the issuance of 80,000,000 Common Shares, par value $0.00 I per share to Netter, LLC, a New Jersey corporation These Shares are issued in exchange for assuming all the outstanding liabilities of the Corporation (attached as Exhibit "A"), Additionally, Netter, LLC will be responsible for completing all the necessary filings with the Securities and Exchange Commission to become a publicly trading company; and

     RESOLVED, that the issuance of the Shares to Netter. LLC is in the best interest of the Corporation and is hereby approved.

     The undersigned, being all of the Directors of the Corporation, hereby give their unanimous consent to the foregoing resolution and direct that this Consent be filed with the minutes of' the meetings of the Board of Directors, such Consent to have the same force and effect as a unanimous vote at a meeting of the Board of Directors if one had been held on March 30, 2004 and may be certified as such by the Secretary or any other officer of the Corporation.

     This Consent may be signed in several counterparts that together shall constitute one document.


Thomas R. Meinders
Chairman of the Board
Chief Executive Officer
                                                                       SEAL
Charles E. Jordan, Sr.
Director
Secretary

                                   EXHIBIT "A"


           SCHEDULE OF ALL OUTSTANDING LIABILITIES OF THE CORPORATION

PAYABLE TO:                                                            AMOUNT:

VENTURE FUNDING GROUP, INC.                                           $37,247.48
AMERICAN EQUITIES CORP.                                                17,446.00
NEVADA BOOKKEEPING CORP.                                                2,400.00
BEADLE, MCBRIDE, EVANS & REEVES, LLP                                      662.52
ELECTRONIC PUBLISHING SERVICES                                            244.00
CHARLES E. JORDAN, SR.                                                  7,000.00
BUDD M. MORRIS                                                          7,000.00
KENNETH J. BASSONE                                                      8,000.00

TOTAL                                                                 $80,000.00


THESE CORPORATE LIABILITIES ARE TO BE PAID NO LATER
THAN 120 DAYS FROM THE DATE OF THE CORPORATE RESOLUTION
(MARCH 30, 2004) ALL PAYMENTS WILL BE MADE DIRECTLY TO THE
VENDORS OF THE CORPORATION.